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                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of Van Kampen Prime Rate Income Trust, a Massachusetts business trust (the "Trust") do hereby, in the capacities shown below, individually appoint Richard F. Powers, III, A. Thomas Smith III and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, the Registration Statement (including any and all amendments thereto) filed by the Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 and covering the Trust's shares of beneficial interest.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: October 6, 1999

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
Signature                                    Title



      /s/ Richard F. Powers, III             Chairman, President and Trustee
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Richard F. Powers, III


           /s/ David C. Arch                 Trustee
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David C. Arch


           /s/ Rod Dammeyer                  Trustee
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Rod Dammeyer


           /s/ Steven Muller                 Trustee
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Steven Muller


        /s/ Dennis J. McDonnell              Trustee
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Dennis J. McDonnell


         /s/ Theodore A. Myers               Trustee
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Theodore A. Myers


       /s/ Hugo F. Sonnenschein              Trustee
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Hugo F. Sonnenschein


          /s/ Howard J Kerr                 Trustee
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Howard J Kerr


          /s/ Wayne W. Whalen                Trustee
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Wayne W. Whalen


         /s/ John L. Sullivan                Vice President, Chief Financial
---------------------------------------      Officer and Treasurer
John L. Sullivan

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